UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     July 24, 2012

LIBERTY STAR URANIUM & METALS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50071	90-0175540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5610 E. Sutler Lane, Tucson, Arizona 85712
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code	520-731-8786

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01      Other Events

The Company announced it has entered into an Agreement for Exploration Services (“Agreement”), including encampment construction, operation and diamond core drilling services with  MBGS LLC  of Anchorage, Alaska for work at the Company’s Big Chunk Super Project. The camp is to be established in the center of the Big Chunk South block.  This Agreement will be the first step in Liberty Star’s long term objective of engaging and working with the Alaskan native people in a true business relationship.

The Company also announced that it has been relisted on the OCTQB – The Venture Marketplace by the OTC Markets.

A copy of our news releases dated July 24, 2012 are furnished herewith.

Item 9.01      Financial Statements and Exhibits

(d)                  Exhibits

99.1	News Release dated July 24, 2012 announcing signing of Letter of Agreement for services at Big Chunk.

99.2	News Release dated July 24, 2012 announcing relisting on the OTCQB.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

By:  /s/ James Briscoe
James Briscoe, Director
Date: July 24, 2012